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                                  EXHIBIT 99.2

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                                                                [LOGO OF FBR(R)]

                                 POPULAR 2005-1
                               STRESS RUNS FOR M3

ASSUMPTIONS
Severity: As noted                  Defaults are in addition to prepays
Recovery: As noted                  Base Case Prepays according to Pricing Speed
Triggers Set to fail                Advance: As noted
Run to Maturity                     Forward LIBOR: Term Sheet Assumption

NO PREPAY STRESS                            MIN 0
                   FWD LIBOR/SWAP SHIFT    -200 BP               BP              200 BP
                                 PREPAY     1.00x Base Case    1.00x Base Case   1.00x Base Case
---------------------------------------   -----------------   ----------------  ----------------
                      Loss Severity: 40%
              Recovery Delay: 12 months
                 % CUM LOSS YIELD BREAK       0.00%             0.00%              0.00%
                      CDR - YIELD BREAK       0.00              0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS      12.98%            11.93%             10.35%
             CDR - 1ST $ PRINCIPAL LOSS      11.69             10.41               8.64

                      Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
              Recovery Delay: 12 months
                 % CUM LOSS YIELD BREAK       0.00%             0.00%              0.00%
                      CDR - YIELD BREAK       0.00              0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS      13.30%            12.21%             10.58%
             CDR - 1ST $ PRINCIPAL LOSS       9.52              8.50               7.09

                      Loss Severity: 60%
              Recovery Delay: 12 months
                 % CUM LOSS YIELD BREAK       0.00%             0.00%              0.00%
                      CDR - YIELD BREAK       0.00              0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS      13.63%            12.50%             10.82%
             CDR - 1ST $ PRINCIPAL LOSS       7.34              6.59               5.54

                      Loss Severity: 40%
  Recovery Delay: 12 months. NO ADVANCE
                 % CUM LOSS YIELD BREAK       0.00%             0.00%              0.00%
                      CDR - YIELD BREAK       0.00              0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS      11.39%            10.20%              8.80%
             CDR - 1ST $ PRINCIPAL LOSS       9.80              8.48               7.04

                      Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
  Recovery Delay: 12 months. NO ADVANCE
                 % CUM LOSS YIELD BREAK       0.00%             0.00%              0.00%
                      CDR - YIELD BREAK       0.00              0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS      11.89%            10.69%              9.21%
             CDR - 1ST $ PRINCIPAL LOSS       8.17              7.12               5.94

                      Loss Severity: 60%
  Recovery Delay: 12 months. NO ADVANCE
                 % CUM LOSS YIELD BREAK       0.00%             0.00%              0.00%
                      CDR - YIELD BREAK       0.00              0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS      12.39%            11.17%              9.62%
             CDR - 1ST $ PRINCIPAL LOSS       6.53              5.76               4.83

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
PREPAY STRESS                               MIN 0
                   FWD LIBOR/SWAP SHIFT    -200.00             0.00              200.00             200.00
                                 Prepay      2.00              1.00               0.50               1.50
---------------------------------------   --------            ------            -------            -------
                      Loss Severity: 50%
              Recovery Delay: 12 months
                 % CUM LOSS YIELD BREAK       9.65%             0.00%              0.00%              0.00%
                      CDR - YIELD BREAK      12.45              0.00               0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS       9.65%            12.27%             16.03%              8.43%
             CDR - 1ST $ PRINCIPAL LOSS      12.45              8.08               6.17               7.77

                      Loss Severity: 50%
  Recovery Delay: 12 months. NO ADVANCE
                 % CUM LOSS YIELD BREAK       8.44%             0.00%              0.00%              0.00%
                      CDR - YIELD BREAK      10.69              0.00               0.00               0.00
        % CUM LOSS 1ST $ PRINCIPAL LOSS       8.44%            10.76%             14.11%              7.35%
             CDR - 1ST $ PRINCIPAL LOSS      10.69              6.86               5.19               6.64

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